Exhibit 99.1

Bridger Aerospace Secures $331 Million in New Financing Commitments to Fuel Growth and Fleet Expansion

BELGRADE, MT, October 29, 2025 – Bridger Aerospace Group Holdings, Inc. (“Bridger”, “the Company” or “Bridger Aerospace”), (NASDAQ: BAER, BAERW), one of the nation’s largest aerial firefighting companies, today announced a significant financial milestone with a new senior secured facility of up to $331.5 million led by Bain Capital’s Private Credit Group (“Bain Capital”). In addition, in a separate announcement filed yesterday, the Company said it finalized its previously announced sale-leaseback of its Bozeman Yellowstone International Airport campus facilities.

Together, these transactions refinance Bridger’s $160 million municipal bond with Gallatin County, consolidate the Company’s existing debt, and provide significant capacity and financial flexibility through a delayed draw facility designed to fund future fleet expansion.

“This financing marks a turning point for Bridger,” Sam Davis, Bridger’s CEO shared. “Our strong quarterly results and our expectations for a second record year have made it possible for us to refinance our existing debt and enter into a new expanded debt facility with increased capacity. We believe this new facility significantly enhances our ability to grow organically. It provides financial flexibility for new aircraft purchases to support contract expansion that will drive EBITDA growth and long-term shareholder value. Bridger’s federal, state, and defense contracts have established our revenue model on a year-round basis. As a result, this financing and the simultaneous sale-leaseback of our campus demonstrates Bridger’s focus on financial resilience to address the evolution of our business.”

The $331.5M Senior Secured Credit Facility consists of a $21.5M Revolving Credit Facility, $210M Senior Secured Term Loan, and a $100M Fleet Expansion Facility.

Davis added. “As we expand our contracts and optimize our fleet, we are grateful for our strategic partners Bain Capital, Crestline, Power Sustainable, and Foundation Credit who are helping us take decisive steps towards making our vision for Bridger Aerospace a reality. Bridger continues to build on its long-term vision, and we believe this financing strengthens our ability to innovate and deploy the most advanced technology in our industry; yet, most importantly, this transaction equips us to continue delivering on our mission to protect lives, property, critical infrastructure, and the environment.”

“We are proud to support Bridger’s next phase of growth as they continue to lead the way in innovative wildfire solutions,” said David Healey, a Managing Director at Bain Capital. “Our investment reflects our confidence in the Company’s long-term vision, leadership, and ability to deliver value-added and mission-critical services to federal, state, and local governments while helping to revolutionize how our country fights wildfire.”

Stifel, Nicolaus & Company, Incorporated served as Sole Debt Placement Agent and Financial Advisor on the transaction, and Crestline Direct Finance, L.P. (“Crestline”) served as Joint Lead Arranger on the transaction.

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About Bridger Aerospace

Based in Belgrade, Montana, Bridger Aerospace Group Holdings, Inc. is one of the nation’s largest aerial firefighting companies. Bridger provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation, as well as internationally. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

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Investor Contacts

Alison Ziegler
Darrow Associates
201-220-2678
aziegler@darrowir.com

Media Contact

Devin Johnson

Bridger Aerospace

406-919-5980

d.johnson@bridgeraerospace.com

Forward Looking Statements

Certain statements included in this press release that are not historical facts (including any statements concerning plans and objectives of management for future operations of economic performance, or assumptions or forecasts related thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) the anticipated benefits from Bridger’s financing transactions; (2) the achievement of future fleet expansion; (3) Bridger’s business and growth plans; (4) Bridger’s future financial performance; (5) current and future demand for aerial firefighting services, including trends and/or changes in the duration or severity of any domestic or international wildfire seasons; and (6) anticipated investments in additional aircraft, capital resources, and research and development and the effect of these investments. These statements are based on various assumptions and estimates, whether or not identified in this press release, and on the current expectations of Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: the ability of Bridger to successfully implement the benefits from the financing transactions; Bridger’s ability to identify and effectively implement any current or future anticipated cost reductions, including any resulting impacts to Bridger’s business and operations therefrom; the duration or severity of any domestic or international wildfire seasons; changes in domestic and foreign business, market, financial, political and legal conditions; Bridger’s failure to realize the anticipated benefits of any acquisitions; Bridger’s successful integration of any aircraft (including achievement of synergies and cost reductions); Bridger’s ability to successfully and timely develop, sell and expand its services, and otherwise implement its growth strategy; risks relating to Bridger’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger, including as a result of the consummation of any acquisition; risks that Bridger is unable to secure or protect its intellectual property; risks that Bridger experiences difficulties managing its growth and expanding operations; Bridger's ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the ability to successfully select, execute or integrate future acquisitions into Bridger's business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in Bridger’s Annual Report filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2025 for the fiscal year ended December 31, 2024 and in subsequent filings made by Bridger with the SEC from time to time. If any of these risks materialize or Bridger management's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Bridger presently does not know or that Bridger currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bridger’s expectations, plans or forecasts of future events and views as of the date of this press release. Bridger anticipates that subsequent events and developments will cause Bridger’s assessments to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

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